                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22

    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VCV
-----------------------------------------------------------------------
Six-month total return based on market price(1)               4.48%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        3.68%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.05%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.43%
-----------------------------------------------------------------------
Net asset value                                              $15.04
-----------------------------------------------------------------------
Closing common stock price                                  $13.875
-----------------------------------------------------------------------
Six-month high common stock price (11/05/99)                $14.125
-----------------------------------------------------------------------
Six-month low common stock price (12/17/99)                 $12.750
-----------------------------------------------------------------------
Preferred share rate(5)                                       4.20%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  70.6%
- AA/Aa..............   6.3%
- A/A................   6.5%
- BBB/Baa............  16.6%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  73.3%
- AA/Aa..............   3.2%
- A/A................   9.3%
- BBB/Baa............  14.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.07
12/99                                                                            0.07
1/00                                                                             0.07
2/00                                                                             0.07
3/00                                                                             0.07
4/00                                                                             0.07

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
General Purpose                                                            14.50                               9.40
Public Building                                                            12.50                              13.20
Transportation                                                             12.20                              11.60
Water & Sewer                                                              11.50                              13.10
Tax District                                                                9.20                               9.30

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.9300                            15.0000
                                                                          15.2700                            14.1250
                                                                          15.9700                            14.8750
12/93                                                                     15.7300                            14.0000
                                                                          13.5300                            12.6250
                                                                          13.4700                            12.1250
                                                                          13.2300                            12.0000
12/94                                                                     12.4700                            10.5000
                                                                          13.9600                            12.0000
                                                                          14.1200                            12.1250
                                                                          14.5500                            12.0000
12/95                                                                     15.4000                            12.2500
                                                                          14.6500                            12.2500
                                                                          14.5200                            11.8750
                                                                          14.8900                            12.2500
12/96                                                                     15.2100                            12.6250
                                                                          14.8000                            12.8750
                                                                          15.4100                            13.8125
                                                                          15.9000                            14.3125
12/97                                                                     16.3000                            14.9375
                                                                          16.2800                            15.5000
                                                                          16.3100                            15.6250
                                                                          16.9200                            16.0625
12/98                                                                     16.6700                            16.4375
                                                                          16.5900                            16.0000
                                                                          15.8600                            14.6875
                                                                          15.4000                            14.5625
12/99                                                                     14.7300                            13.6875
                                                                          15.3400                            13.8125
4/00                                                                      15.0400                            13.8750

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE JOSEPH A. PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1993 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE
    CALIFORNIA'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   A broad-based economic expansion
continued to bolster fiscal positions and led to increases in reserves. California outpaced the rest of the country in terms of employment and income growth.

    Despite rising interest rates, there is still strong demand for housing, driven by limited supply in the state. Lack of affordable housing remains a long-term concern, as the average purchase price of a single-family home in California is now 153 percent of the U.S. average, while per-capita income levels are only 104 percent of the national average. Our analysts will continue to monitor the housing market for signs of overbuilding or a "speculative bubble" similar to those in the early 1990s.

    In the first quarter of 2000, issuance of new California municipal bonds was down 30 percent to $4.4 billion compared to the first quarter of 1999. However, an additional $4.5 billion in state general-obligation bonds was approved by voters in the March 2000 elections, and California continues to lead the nation in the issuance of municipal bonds.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers California Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds for the Trust. These were securities that were issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some priced as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 5.75 to 6.00 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium, presenting us with an opportunity to capture some solid gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while their demand--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, the deeply discounted bonds enabled us to purchase more par value per dollar invested.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another, although we did maintain significant concentrations in the transportation and utility sectors, each of which represented more than 11 percent of the portfolio's long-term investments.

    Many of our portfolio management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. As always, we invested the Trust's assets selectively, looking for solid names, sector opportunities, or attractive price to coupon situations. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 4.48 percent based on market price. This reflects an increase in market price from $13.6875 per share on October 31, 1999, to $13.8750 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers California Municipal Bond Index) was 2.69 percent for the same period.

    The Trust's dividend remained unchanged at $0.0700 per share throughout the reporting period. This monthly tax-exempt dividend translates to a distribution rate of 6.05 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 10.43 percent for an investor in the 42 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          MUNICIPAL BONDS  98.8%
          CALIFORNIA  87.7%
$2,000    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)...............................    *       08/01/21   $    566,240
 1,610    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)...............................    *       08/01/22        426,763
 1,000    Abag Fin Auth for Nonprft Corps CA Ctfs
          Partn Childrens Hosp Med Cent.............   5.875%   12/01/19      1,015,910
 1,000    Abag Fin Auth for Nonprft Corps CA Insd
          Rev Ctfs Lincoln Glen Manor Sr Citizens...   6.100    02/15/25      1,008,640
 1,000    Abag Fin Auth for Nonprft Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg....   6.400    08/15/30      1,020,950
 1,000    Abag Fin Auth for Nonprft Corps CA Multi-
          Family Rev Hsg Utd Dominion Ser B Rfdg....   6.250    08/15/30      1,020,890
 2,000    California Edl Fac Auth Rev Cap Apprec
          Loyola Marymount Univ (MBIA Insd).........    *       10/01/30        289,720
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B.........................   5.250    04/01/24        837,090
 1,000    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)..................   6.000    03/01/16      1,020,170
 2,000    California Edl Fac Auth Rev Univ of
          La Verne..................................   6.375    04/01/13      2,046,820
 1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd).....................    *       08/01/24        215,400
 1,000    California Hsg Fin Agy Rev Home Mtg Ser A
          (MBIA Insd)...............................    *       02/01/16        404,930
 3,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)...............................   6.100    02/01/28      3,011,760
 1,000    California Hsg Fin Agy Rev Multi-Family
          Hsg III Ser A (MBIA Insd).................   5.850    08/01/17        992,390
 1,000    California Hsg Fin Agy Rev Multi-Family
          Hsg III Ser A (MBIA Insd).................   5.950    08/01/28        983,770
 1,750    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev IBM Proj Rfdg.....................   6.800    11/01/11      1,820,000
 2,000    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Pacific Gas & Elec................   6.350    06/01/09      2,086,580

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    California Pollutn Ctl Fin Auth Pollutn
          Ctl Rev Southn CA Edison Co Ser B
          (MBIA Insd)...............................   5.450%   09/01/29   $  1,894,960
 1,000    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Mtg Bkd Secs Pgm Ser B
          (GNMA Collateralized).....................   6.150    06/01/20      1,006,200
   560    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Mtg Bkd Secs Pgm Ser C
          (GNMA Collateralized).....................   7.500    08/01/27        613,217
   495    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser A2
          (GNMA Collateralized).....................   7.950    12/01/24        524,641
 2,670    California St Dept Wtr Res Cent Vly Proj
          Rev Wtr Sys Ser L Rfdg (MBIA Insd)........   5.625    12/01/12      2,712,960
 3,000    California St Pub Wks Brd Energy
          Efficiency Rev Ser A (FSA Insd)...........   5.250    05/01/08      3,044,130
 3,000    California St Pub Wks Brd Lease Rev Dept
          of Corrections CA St Prison D Susanville
          (MBIA Insd)...............................   5.375    06/01/18      2,902,170
 2,000    California St Pub Wks Brd Lease Rev Dept
          of Corrections Monterey Ser A (Prerefunded
          @ 11/01/04) (MBIA Insd)...................   6.400    11/01/10      2,166,480
 2,400    California St Var Rate Cpn (AMBAC Insd)...   6.400    09/01/08      2,639,232
 4,000    California St Veterans Ser BH (FSA
          Insd).....................................   5.400    12/01/15      3,927,480
 2,000    California St Veterans Ser BH (FSA
          Insd).....................................   5.400    12/01/16      1,951,760
 1,000    California Statewide Cmntys Dev Auth Spl
          Fac United Airls..........................   5.625    10/01/34        862,020
 1,000    California Statewide Cmntys Dev Huntington
          Mem Hosp (Connie Lee Insd)................   5.750    07/01/16      1,012,580
 2,485    Central Vly Fin Auth CA Cogeneration Proj
          Rev (MBIA Insd)...........................   5.000    07/01/17      2,284,361
 1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr
          Dist Swr Sys Proj Rfdg (AMBAC Insd).......   7.000    08/01/08      1,635,365
 2,000    Chino Hills, CA Ctfs Partn Wtr Sys Refin
          Proj (FGIC Insd)..........................   5.600    06/01/18      1,996,500
 1,965    Contra Costa Cnty, CA Ctfs Partn Merrithew
          Mem Hosp Proj Rfdg (MBIA Insd)............   5.500    11/01/22      1,883,079
 2,500    East Bay, CA Muni Util Dist Wtr Sys Rev
          Sub Rfdg..................................   6.000    06/01/12      2,576,900
 1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
          (AMBAC Insd)..............................   5.600    09/01/29        971,190

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
          (AMBAC Insd)..............................   5.600%   09/01/34   $    965,940
 1,455    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Facs Dist No 5 New Sch (FSA Insd)...   5.375    08/15/29      1,359,508
 5,000    Foothill/Eastern Corridor Agy CA
          Toll Rd Rev Cap Apprec Rfdg...............    *       01/15/30        725,100
 5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg.......................    *       01/15/31        679,450
 3,100    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A..............    *       01/01/27        633,051
 7,005    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Sr Lien Ser A..............    *       01/01/28      1,344,189
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg (a).............. 0/5.875    01/15/27      1,538,160
 1,000    Foothill/Eastern Corridor Agy CA
          Toll Rd Rev Rfdg..........................   5.750    01/15/40        923,280
 1,000    Galt Schs Jt Pwrs Auth CA Rev High Sch &
          Elementary Sch Ser A Rfdg (MBIA Insd).....   5.750    11/01/16      1,020,170
 1,500    Glendale, CA Uni Sch Dist Ser C
          (FSA Insd)................................   5.500    09/01/19      1,474,470
 2,340    Inglewood, CA Redev Agy Tax Alloc Century
          Redev Proj Ser A Rfdg.....................   6.000    07/01/08      2,380,810
 1,000    Inland Empire Solid Waste Fin Auth CA Rev
          Landfill Impt Fin Proj Ser B (FSA Insd)...   6.000    08/01/16      1,073,640
 1,600    La Quinta, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)...........   7.300    09/01/08      1,850,592
 1,285    Lake Tahoe, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd).............................    *       08/01/18        449,609
 1,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refing Proj A
          (AMBAC Insd)..............................   5.250    05/01/24        920,100
 1,000    Los Angeles, CA Ctfs Partn Sr Sonnenblick
          Del Rio W L. A. (AMBAC Insd)..............   6.000    11/01/19      1,015,360
 1,000    Los Angeles, CA Dept Wtr & Pwr Elec
          Plt Rev...................................   6.000    02/15/28      1,002,020
 1,000    Los Angeles, CA Dept Wtr & Pwr Elec
          Plt Rev...................................   6.000    02/15/30      1,001,590
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev (FSA Insd)........................   4.750    07/01/24        840,920
 1,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
          Cap Constr Rfdg (AMBAC Insd)..............   5.000    03/01/11        987,180

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Los Angeles, CA Convention & Exhibition
          Cent Auth Lease Rev Ser A Rfdg
          (MBIA Insd)...............................   5.150%   08/15/08   $  2,021,540
 1,000    Los Angeles, CA Ctfs Partn Dept Pub Social
          Svcs Ser A (AMBAC Insd)...................   5.500    08/01/31        952,550
 1,200    Mammoth, CA Uni Sch Dist Cap Apprec (AMBAC
          Insd).....................................    *       08/01/24        285,924
 1,230    Merced, CA Irrig Dist Ctfs Partn Wtr
          Fac Proj..................................   6.400    11/01/10      1,282,582
 2,000    Metropolitan Wtr Dist Southern CA Wtrwks
          Rev Ser A Rfdg............................   4.750    07/01/22      1,687,920
 3,240    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev (AMBAC Insd).....................    *       08/01/26        612,587
 2,000    Monrovia, CA Redev Agy Tax Alloc Cent
          Redev Proj Area 1 Ser B Rfdg
          (AMBAC Insd)..............................   6.700    05/01/21      2,095,900
 6,185    New Haven, CA Uni Sch Dist Cap Apprec Ser
          D (FGIC Insd).............................    *       08/01/20      1,843,625
 2,455    Paradise, CA Irrig Dist Rev Ctfs Partn Wtr
          Sys Proj..................................   6.400    01/01/14      2,503,363
 1,790    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)...........   6.100    08/01/08      1,889,936
 1,765    Paramount, CA Redev Agy Tax Alloc Redev
          Proj Area No 1 Rfdg (MBIA Insd)...........   6.250    08/01/23      1,816,044
 3,350    Port Oakland, CA Port Rev Ser G
          (MBIA Insd)...............................   5.375    11/01/25      3,076,204
 2,000    Port Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A............................   6.750    01/01/12      2,080,280
 1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
          (FSA Insd)................................   5.250    09/01/20        935,290
 1,000    Rancho Mirage, CA Jt Pwrs Fin Eisenhower
          Med Cent Ser A (MBIA Insd)................   5.375    07/01/22        938,370
 2,150    Riverside, CA Elec Rev Rfdg (MBIA Insd)...   5.000    10/01/13      2,073,503
 1,000    Sacramento, CA City Fin Auth Lease Rev CA
          EPA Bldg Ser A (AMBAC Insd)...............   4.750    05/01/23        843,470
   700    Sacramento, CA Cogeneration Auth
          Cogeneration Proj Rev Proctor &
          Gamble Proj...............................   6.375    07/01/10        731,416
 1,000    Sacramento Cnty, CA Ctfs Partn Pub Fac
          Proj Rfdg (AMBAC Insd)....................   4.750    10/01/27        830,230

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$2,000    Sacramento, CA Muni Util Dist Elec Rev Ser
          E (MBIA Insd).............................   5.750%   05/15/22   $  1,988,800
 2,000    San Bernardino, CA Jt Pwrs Fin Auth Ctfs
          Partn (MBIA Insd).........................   5.500    09/01/20      1,950,860
 1,000    San Diego, CA Uni Sch Dist Cap Apprec Ser
          A (FGIC Insd).............................    *       07/01/17        372,390
 2,000    San Francisco, CA City & Cnty Arpt Comm
          Intl Arpt Rev Second Ser Issue 12-A (FGIC
          Insd).....................................   5.800    05/01/21      1,972,520
 3,000    San Francisco, CA City & Cnty Redev Agy
          Multi-Family Rev Hsg South Beach Proj Rfdg
          (GNMA Collateralized).....................   5.500    03/01/14      2,909,340
 1,000    San Francisco, CA Uni Sch Dist Ctfs Partn
          (AMBAC Insd)..............................   4.750    08/01/24        838,430
 1,530    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Jr Lien.......................    *       01/01/09        981,373
 1,600    San Leandro, CA Ctfs Partn Library & Fire
          Stations Fin (AMBAC Insd).................   5.700    11/01/20      1,597,488
 1,320    San Marcos, CA Pub Fac Auth Rev Pub Impt
          Civic Cent Ser A Rfdg.....................   5.900    08/01/03      1,335,154
 1,200    San Marcos, CA Pub Fac Auth Rev Pub Impt
          Civic Cent Ser A Rfdg.....................   6.150    08/01/13      1,205,496
 1,000    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease
          Rev Cap Proj Ser A Rfdg (FSA Insd)........   4.750    07/15/23        842,740
 2,340    Santa-Monica-Malibu Uni Sch Dist CA Cap
          Apprec (FGIC Insd)........................    *       08/01/23        583,034
 1,680    South Orange Cnty, CA Pub Fin Auth Spl Tax
          Rev Sr Lien Ser A Rfdg (MBIA Insd)........   7.000    09/01/07      1,891,344
   995    Stanton, CA Multi-Family Rev Hsg
          Continental Garden Apts (FNMA
          Collateralized)...........................   5.625    08/01/29        998,104
 2,000    Sunnyvale, CA Fin Auth Utils Rev Wastewtr
          Reuse & Sludge Ser A (MBIA Insd)..........   6.300    10/01/17      2,057,480
 2,400    Tulare Cnty, CA Ctfs Partn Cap Impt Pgm
          Ser A (MBIA Insd).........................   6.000    02/15/16      2,579,880
 2,000    University of CA Rev Multi Purp Projs Ser
          C Rfdg (AMBAC Insd).......................   5.125    09/01/13      1,954,540
                                                                           ------------
                                                                            132,118,094
                                                                           ------------
          GUAM  1.0%
 1,500    Guam Arpt Auth Rev Ser B..................   6.700    10/01/23      1,518,675
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                        MARKET
 (000)                   DESCRIPTION                 COUPON     MATURITY      VALUE
          PUERTO RICO  8.1%
$3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser V Rfdg............................   6.625%   07/01/12   $  3,137,220
 2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser W Rfdg............................   5.500    07/01/17      1,955,300
 5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy
          Rev Ser Y (FSA Insd)......................   6.250    07/01/21      5,383,450
 1,700    Puerto Rico Comwlth Ser A Rfdg............   6.250    07/01/10      1,763,189
                                                                           ------------
                                                                             12,239,159
                                                                           ------------
          U.S. VIRGIN ISLANDS  2.0%
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Taxes Ln Nt Ser A...................   6.375    10/01/19      1,002,350
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Tax Ln Nt Ser A.....................   6.500    10/01/24      1,007,550
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Taxes Ln Ser A (ACA Insd)...........   6.125    10/01/29        991,860
                                                                           ------------
                                                                              3,001,760
                                                                           ------------

TOTAL INVESTMENTS  98.8%
  (Cost $145,432,339)...................................................    148,877,688
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.............................      1,791,186
                                                                           ------------

NET ASSETS  100.0%......................................................   $150,668,874
                                                                           ============

 * Zero coupon bond

(a) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $145,432,339).......................  $148,877,688
Interest Receivable.........................................     2,418,544
Other.......................................................         8,147
                                                              ------------
    Total Assets............................................   151,304,379
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       302,951
  Investment Advisory Fee...................................        83,186
  Income Distributions -- Common and Preferred Shares.......        27,768
  Administrative Fee........................................        25,596
  Affiliates................................................         9,619
Trustees' Deferred Compensation and Retirement Plans........       103,975
Accrued Expenses............................................        82,410
                                                              ------------
    Total Liabilities.......................................       635,505
                                                              ------------
NET ASSETS..................................................  $150,668,874
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................        60,298
Paid in Surplus.............................................    88,589,917
Net Unrealized Appreciation.................................     3,445,349
Accumulated Undistributed Net Investment Income.............       936,472
Accumulated Net Realized Loss...............................    (2,363,162)
                                                              ------------
    Net Assets Applicable to Common Shares..................    90,668,874
                                                              ------------
NET ASSETS..................................................  $150,668,874
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($90,668,874 divided by
  6,029,844 shares outstanding).............................  $      15.04
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $4,210,671
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     485,025
Administrative Fee..........................................     149,239
Preferred Share Maintenance.................................      87,190
Legal.......................................................       5,394
Trustees' Fees and Related Expenses.........................       5,168
Custody.....................................................       2,868
Other.......................................................      59,941
                                                              ----------
    Total Expenses..........................................     794,825
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,415,846
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  702,781
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,250,415
  End of the Period.........................................   3,445,349
                                                              ----------
Net Unrealized Appreciation During the Period...............     194,934
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  897,715
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,313,561
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000
and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  3,415,846        $  6,830,167
Net Realized Gain..................................        702,781             912,326
Net Unrealized Appreciation/Depreciation During the
  Period...........................................        194,934         (12,200,199)
                                                      ------------        ------------
Change in Net Assets from Operations...............      4,313,561          (4,457,706)
                                                      ------------        ------------
Distributions from Net Investment Income:
  Common Shares....................................     (2,532,534)         (4,914,154)
  Preferred Shares.................................     (1,082,812)         (1,712,592)
                                                      ------------        ------------
Total Distributions................................     (3,615,346)         (6,626,746)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................        698,215         (11,084,452)
NET ASSETS:
Beginning of the Period............................    149,970,659         161,055,111
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $936,472
  and $1,135,972, respectively)....................   $150,668,874        $149,970,659
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)


                                                 SIX MONTHS ENDED    -------------------
                                                  APRIL 30, 2000       1999       1998
                                                 ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A)........................................        $ 14.921        $ 16.759    $15.941
                                                     --------        --------    -------
  Net Investment Income......................            .566           1.133      1.132
  Net Realized and Unrealized Gain/Loss......            .150          (1.872)      .824
                                                     --------        --------    -------
Total from Investment Operations.............            .716           (.739)     1.956
                                                     --------        --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..............            .420            .815       .808
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........            .180            .284       .330
  Distributions from Net Realized Gain:
    Paid to Common Shareholders..............             -0-             -0-        -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders.........             -0-             -0-        -0-
                                                     --------        --------    -------
Total Distributions..........................            .600           1.099      1.138
                                                     --------        --------    -------
NET ASSET VALUE, END OF THE PERIOD...........        $ 15.037        $ 14.921    $16.759
                                                     ========        ========    =======

Market Price Per Share at End of the
  Period.....................................        $13.8750        $13.6875    $15.875
Total Investment Return at Market Price
  (b)........................................           4.48%*         -9.11%     17.39%
Total Return at Net Asset Value (c)..........           3.68%*         -6.37%     10.45%
Net Assets at End of the Period (In
  millions)..................................        $  150.7        $  150.0    $ 161.1
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..............           1.78%           1.74%      1.75%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).....           5.21%           5.24%      4.90%
Portfolio Turnover...........................             15%*            19%        17%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares................           1.07%           1.07%      1.09%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                              APRIL 30, 1993
                                              (COMMENCEMENT
YEAR ENDED OCTOBER 31                         OF INVESTMENT
------------------------------------------    OPERATIONS) TO
      1997      1996      1995      1994     OCTOBER 31, 1993
-------------------------------------------------------------
     $15.091   $14.803   $12.644   $15.812       $14.714
     -------   -------   -------   -------       -------
       1.133     1.135     1.124     1.124          .424
        .822      .214     2.211    (3.133)        1.018
     -------   -------   -------   -------       -------
       1.955     1.349     3.335    (2.009)        1.442
     -------   -------   -------   -------       -------
        .775      .720      .774      .828          .276
        .330      .341      .402      .265          .068
         -0-       -0-       -0-      .055           -0-
         -0-       -0-       -0-      .011           -0-
     -------   -------   -------   -------       -------
       1.105     1.061     1.176     1.159          .344
     -------   -------   -------   -------       -------
     $15.941   $15.091   $14.803   $12.644       $15.812
     =======   =======   =======   =======       =======

     $14.250   $12.375   $12.000   $11.125       $14.750
      21.89%     9.28%    15.04%   -19.23%          .18%*
      11.07%     7.00%    23.85%   -14.93%         7.28%*
     $ 156.1   $ 151.0   $ 149.3   $ 136.2       $ 155.3
       1.81%     1.86%     1.96%     1.89%         1.56%
       5.23%     5.36%     5.25%     6.02%         4.68%
         23%       33%       41%       93%           36%*
       1.10%     1.11%     1.14%     1.11%         1.14%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2000, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $3,065,943, which will expire between October 31, 2002 and October 31, 2003.

    At April 30, 2000, for federal income tax purposes cost of long-term investments is $145,432,339; the aggregate gross unrealized appreciation is $5,009,473 and the aggregate gross unrealized depreciation is $1,564,124, resulting in net unrealized appreciation on long-term investments of $3,445,349.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $8,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,104,791 and $21,858,675, respectively.

4. PREFERRED SHARES

The Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 2000 was 4.200% and for the six months then ended rates ranged from 2.650% to 5.880%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA VALUE
MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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